UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        December 30, 2005

Digital Angel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

490 Villaume Avenue, South St. Paul, Minnesota		55075
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)        (651) 455-1621

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 30, 2005, Digital Angel Corporation’s (“the Company”) Board of Directors approved the acceleration of the vesting of out-of-the money, unvested stock options issued to current employees, officers and directors prior to November 15, 2005 so that such options vest immediately, provided, however, that the grantee that acquires any shares pursuant to such an option (the vesting of which has been accelerated) shall not be permitted to sell such shares until the earlier of (i) the original vesting date applicable to such option or (ii) the date on which such grantee’s employment terminates.  The actions affects 4,896,000 stock options and is expected to save the Company $8.6 million in compensation expense after January 1, 2006 when the Company adopts the provisions of SFAS 123R. The Company will report the impact of the acceleration in its year ended December 31, 2005 financial statements as pro forma disclosures as permitted under the guidance provided by the Financial Accounting Standards Board.

The primary purpose of the accelerated vesting was to reduce future compensation expense the Company would otherwise recognize in its consolidated statement of operations. In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”).  SFAS 123R replaces Statement of Financial Accounting Standards No. 123 (“SFAS 123”) and is effective for the Company on January 1, 2006.  SFAS 123R will require the compensation cost related to share-based payment transactions, including the issuance of stock options, be recognized in the financial statements.  Beginning January 1, 2006, the pro forma footnote disclosure previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition.

The action will modify stock option grant arrangements between the Company and the following executive officers and directors of the Company:

Kevin N. McGrath	President, Chief Executive Officer and Director
James G. Naro	Vice President, General Counsel, and Secretary
James P. Santelli	Sr. Vice President and Chief Financial Officer
David M. Cairnie	Managing Director, Signature Industries, Ltd.
Lasse Nordfjeld	President, Animal Applications Group
Scott R. Silverman	Chairman of the Board
Michael S. Zarriello	Director
John R. Block	Director
Barry M. Edelstein	Director
Howard S. Weintraub, Ph.D.	Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Angel Corporation

Date: December 30, 2005
	By	/s/ James P. Santelli
James P. Santelli
Senior Vice President of Finance and Chief
Financial Officer